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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       MARCH 27, 1999


                        YORK INTERNATIONAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       DELAWARE                     001-10863           13-3473472
(STATE OR OTHER JURISDICTION       (COMMISSION       (I.R.S. EMPLOYER
   OF INCORPORATION)               FILE NUMBER)     IDENTIFICATION NO.)

631 S. Richland Avenue
York, Pennsylvania                                17403
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (717) 771-7890
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ITEM   5.     OTHER EVENTS

     York International Corporation, a Delaware corporation (the "Company"), entered into an agreement to acquire Sabroe A/S from EQT Scandinavia and J. Lauritzen Holding Co. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

ITEM 7.       EXHIBITS

99.1  Press Release issued by the Company on March 27, 1999.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             YORK INTERNATIONAL CORPORATION

                                             /s/  Charles F. Cargile
                                             - - - - - - - - - - - - -
Date:  April 14, 1999                        By:  Charles F. Cargile
                                             Title:  Controller
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                                 EXHIBIT INDEX

Exhibit No.     Description

99.1            Press Release issued by the Company on March 27, 1999.